THE FUTURE DIMENSIONS VARIABLE ANNUITY

A FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED
AND VARIABLE ANNUITY CONTRACT
issued by
Security Life of Denver Insurance Company
and its
Security Life Separate Account S-A1

Supplement Dated May 25, 2012

This supplement updates and amends certain information contained in your Contract prospectus dated October 1, 2004, and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference.
__________________________________________________________________________

NOTICE OF AND IMPORTANT INFORMATION REGARDING A
PROPOSED FUND SUBSTITUTION

The following information only affects you if you currently invest in or plan to invest in the
Subaccount that corresponds to the Fidelity® VIP Contrafund® Portfolio.

Security Life of Denver Insurance Company (the "Company") and Security Life Separate Account S-A1 (the "Variable Account") have filed an application with the Securities and Exchange Commission to permit the Fidelity® VIP Contrafund® Portfolio (the "Replaced Fund") to be replaced with the ING Large Cap Growth Portfolio (the "Substitute Fund").

The principal purposes of the substitution are as follows:

  Implement Business Plan. The substitution is part of an overall business plan to make the Contract more efficient to administer and oversee and to offer funds through the Contract that meet certain performance, risk and pricing guidelines.

  Reduced Costs and Greater Influence. The substitution will replace an unaffiliated fund with a fund that is advised and subadvised by affiliates of the Company. The Company believes that making available an affiliated fund that is managed by an affiliated investment adviser will lead to increased efficiencies and greater influence over the administrative aspects of the fund, thereby reducing costs.

  Due Diligence. The substitution will allow the Company to respond to expense, performance and management matters that it has identified in its due diligence review of the funds available through the Contract.

The following lists important information regarding the upcoming fund substitution:

  Prior to the fund substitution you will receive another prospectus supplement which will indicate the substitution effective date, provide you with further details about the Substitute Fund and reiterate your rights related to the substitution. You will also receive a summary prospectus for the Substitute Fund.

  Prior to the substitution effective date and for thirty days thereafter you may transfer amounts allocated to the Subaccount that invests in the Replaced Fund to any other Subaccount or to the Guaranteed Interest Account free of charge, and any such transfer will not count as a transfer when imposing any applicable restrictions or limits on transfers (other than restrictions related to frequent or disruptive transfers).

  On the substitution effective date your investment in the Subaccount that invests in the Replaced Fund will automatically become an investment in the Subaccount that invests in the Substitute Fund with an equal total net asset value. Your Contract value immediately before the substitution will equal your Contract value immediately after the substitution.

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  Unless you provide us with alternative allocation instructions, after the substitution effective date all allocations directed to the Subaccount that invested in the Replaced Fund will be automatically allocated to the Subaccount that invests in the Substitute Fund. You may give us alternative allocation instructions at any time by contacting the ING Customer Service Center at P.O. Box 5065, Minot, ND 58702-5065, 1-877-253-5050 or www.ingservicecenter.com. See the “YOUR RIGHT TO TRANSFER” section beginning on page 20 of your Contract prospectus for information about making allocation changes.

  The overall expenses of the Substitute Fund are less than the overall expenses of the Replaced Fund. The fees and expenses of the Substitute Fund will be provided to you prior to the substitution effective date.

  The investment objective and policies of the Substitute Fund are similar to the investment objective and policies of the Replaced Fund. The investment objective of the Substitute Fund along with information about the Substitute Fund's investment adviser/subadviser will be provided to you prior to the substitution effective date.

  After the substitution effective date, the Replaced Fund will no longer be available though the Contract and there will be no further disclosure regarding it in any future supplements to the Contract prospectus.

  You will not incur any fees or charges or any tax liability because of the substitution.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at our:

ING Customer Service Center
P.O. Box 5065
Minot, ND 58702-5065
1-877-253-5050

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information shown on the front of the fund’s summary prospectus.

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